UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

Cornerstone Building Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway Suite 400 Cary NC	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Tina Beskid as Chief Accounting Officer of the Company

On May 27, 2026, Tina Beskid, Cornerstone Building Brands, Inc.’s (the “Company”) Senior Vice President, Chief Accounting Officer (principal accounting officer) departed the Company.

Appointment of Richard Dirkson as Corporate Controller of the Company

On May 27, 2026, the Company appointed Richard Dirkson as Senior Vice President, Corporate Controller (principal accounting officer) of the Company, effective May 28, 2026.

Mr. Dirkson, age 55, has served as Vice President of Accounting for the Company’s Windows & Doors segment since December 2024. Prior to joining the Company, Mr. Dirkson was Vice President, Controller of Driven Brands, Inc. from August 2022 to December 2024, and Vice President, North American Controller of JELD-WEN, Inc. from March 2020 to August 2022. Earlier in his career, he held various finance and leadership roles with W.C. Bradley Co., Walmart Stores Inc., and Stryker Corporation. Mr. Dirkson holds a Master of Business Administration from Westminster University and a Bachelor of Arts in Accounting from Weber State University, and he holds active CPA, CMA, and CFM designations. Mr. Dirkson serves on the board of GLW Medical.

There are no family relationships between Mr. Dirkson and any Company director or executive officer and no arrangements or understandings between Mr. Dirkson and any other persons pursuant to which Mr. Dirkson was elected as an officer of the Company. Mr. Dirkson is not party to any related person transactions (as defined in Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended) with the Company.

Mr. Dirkson will receive an annual base salary of $360,000 and a target annual bonus equal to fifty (50%) percent of his base salary, pro-rated for Mr. Dirkson’s service in the role for the 2026 calendar year, with the actual payment amount to be determined in accordance with the Company’s Short Term Incentive Plan. Mr. Dirkson will also be eligible to receive a one-time grant of 14,000 Class B Profit Units under the Camelot Return Ultimate 2022 Equity Incentive Plan (see “Item 11. Executive Compensation—Compensation Discussion and Analysis—Elements of Executive Compensation” in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025 for a discussion of Class B Profit Units and the Camelot Return Ultimate 2022 Equity Incentive Plan).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 27, 2026, Camelot Return Intermediate Holdings, LLC (“Parent”), as the sole stockholder of the Company, acting by written consent in lieu of an annual meeting, re-elected the following individuals as directors of the Company, each to serve effective immediately until the next annual meeting of the Parent or until their successors are duly elected and qualified, or until their earlier death, resignation or removal: Marcia Avedon, Jake Donnelly, Carol Flaton, Wilbert James, Jr., Daniel Janki, John Krenicki, Jr., Timothy O’Brien, Daniel Silvers, Nathan Sleeper, Gunner Smith, Suzanne Stefany, and Tyler Young.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Christian Storch
Name: Christian Storch
Title: Interim Chief Financial Officer

Date: June 2, 2026